EXECUTION VERSION 132654221v6 AMENDMENT NO. 1 TO FINANCING AGREEMENT AMENDMENT NO. 1 TO FINANCING AGREEMENT, dated as of August 5, 2022 (this "Amendment"), to the Financing Agreement, dated as of March 11, 2022 (as amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Financing Agreement”), by and among Spark Networks SE, a Societas Europaea (Europäische Gesellschaft) with registered seat in Munich, Federal Republic of Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich, Federal Republic of Germany under HRB 232591 (the “Parent”), Spark Networks, Inc., a Delaware corporation (“Spark Networks”), Zoosk, Inc., a Delaware corporation (“Zoosk”, and together with the Parent, Spark Networks, and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each, a “Borrower” and, collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each, a “Guarantor” and, collectively, the “Guarantors”), the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), MGG Investment Group LP, a Delaware limited partnership (“MGG”), as collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”), and MGG, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent” and, together with the Collateral Agent, each, an “Agent” and, collectively, the “Agents”). WHEREAS, the Loan Parties have requested that the Agents and the Required Lenders amend certain terms and conditions of the Financing Agreement; and WHEREAS, the Agents and the Required Lenders are willing to amend such terms and conditions of the Financing Agreement on the terms and conditions set forth herein. NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement. 2. Amendments. (a) New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions in appropriate alphabetical order: ““Amendment No. 1” means Amendment No. 1 to Financing Agreement, dated as of August 5, 2022, by and among the Loan Parties, the Agents and the Required Lenders party thereto.” ““Amendment No. 1 Effective Date” means the 'Amendment Effective Date' as set forth in Amendment No. 1.” ““Marketing Spend” means, for any period, the direct marketing expenses (as included in the “Cost of Goods Sold” line item in the Loan Parties’ income statement) incurred by such Loan Parties during such period, calculated in a manner consistent with the calculations provided to the Agents prior to the Effective Date.” Exhibit 10.1

- 2 - 132654221v6 ““TTM Marketing Spend” means, as of any date of determination, the aggregate dollar amount of the Marketing Spend for the twelve consecutive month period most recently ended.” (b) Existing Definitions. (i) The definition of “Applicable Margin” in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows: ““Applicable Margin” means, (1) on or prior to the Amendment No. 1 Effective Date, as of any date of determination, with respect to the interest rate of (a) any Reference Rate Loan or any portion thereof, 6.50% per annum and (b) any LIBOR Rate Loan or any portion thereof, 7.50% per annum. (2) after the Amendment No. 1 Effective Date, the relevant Applicable Margin shall be set at the respective level indicated below based upon the period for which the Leverage Ratio is calculated and the Leverage Ratio set forth opposite thereto, which ratio shall be calculated as of the end of the most recent fiscal quarter of the Parent and its Subsidiaries for which financial statements and a Compliance Certificate of an Authorized Officer of the Parent are received by the Administrative Agent and the Lenders in accordance with Section 7.01(a)(ii) and Section 7.01(a)(iv): Level Leverage Ratio Reference Rate Loans LIBOR Rate Loans For the period commencing after the Amendment No. 1 Effective Date until June 30, 2023: I Greater than or equal to 4.25 to 1.00 7.50% 8.50% II Less than 4.25 to 1.00 7.00% 8.00% For the period commencing after June 30, 2023: I Greater than or equal to 3.75 to 1.00 7.50% 8.50% II Less than 3.75 to 1.00 7.00% 8.00% (3) Subject to clause (4) below, the adjustment of the Applicable Margin (if any) will occur two (2) Business Days after the date the Administrative Agent receives the financial statements and a Compliance Certificate of an Authorized Officer of the Parent in accordance with Section 7.01(a)(ii) and Section 7.01(a)(iv) for the most recent fiscal quarter of the Parent and its Subsidiaries. (4) Notwithstanding the foregoing: (i) the Applicable Margin shall be set at Level I in the table above (A) upon the occurrence and during the continuation of an Event of Default, or (B) if for any period, the Administrative Agent does not receive the financial statements and Compliance Certificate described in clause (3) above, for the period commencing on the date such financial statements and Compliance

- 3 - 132654221v6 Certificate were required to be delivered through the date on which such financial statements and Compliance Certificate are actually received by the Administrative Agent and the Lenders; and (ii) in the event that any financial statement or certificate described in clause (3) above is inaccurate (regardless of whether this Agreement or any Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any fiscal period, then the Applicable Margin for such fiscal period shall be adjusted retroactively (to the effective date of the determination of the Applicable Margin that was based upon the delivery of such inaccurate financial statement or certificate) to reflect the correct Applicable Margin, and the Borrowers shall promptly make payments to the Agents and the Lenders to reflect such adjustment.” (c) Clause (b)(vii) of the definition of “Consolidated EBITDA” in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows: “(vii) (1) fees, costs and expenses incurred in connection with (A) the consummation of the Transactions, (B) any amendments, modifications or waivers of the Loan Documents after the Effective Date, (C) the consummation of any Permitted Acquisitions and (D) the consummation of issuances of Indebtedness or Capital Stock and Dispositions to the extent permitted by this Agreement and (2) fees, costs and expenses accrued or incurred in connection with the transaction previously disclosed to the Agent as “Project Courtship”, provided, that the amount added back pursuant to this clause (vii)(2) shall not exceed $2,000,000 in the aggregate during any twelve month period;” (d) Financial Covenants. Section 7.03 of the Financing Agreement is hereby amended and restated in its entirety to read as follows: (1) Section 7.03(a) of the Financing Agreement is hereby amended and restated in its entirety to read as follows: “(a) Leverage Ratio. Permit the Leverage Ratio of the Parent and its Subsidiaries for any period of four (4) consecutive fiscal quarters of the Parent and its Subsidiaries ending on the date set forth below to be greater than the ratio set forth opposite such date: Fiscal Quarter End Leverage Ratio June 30, 2022 5.25 to 1.00 September 30, 2022 5.50 to 1.00 December 31, 2022 5.75 to 1.00 March 31, 2023 5.50 to 1.00 June 30, 2023 4.25 to 1.00 September 30, 2023 3.75 to 1.00 December 31, 2023 3.75 to 1.00 March 31, 2024 3.75 to 1.00

- 4 - 132654221v6 June 30, 2024 3.75 to 1.00 September 30, 2024 3.25 to 1.00 December 31, 2024 3.25 to 1.00 March 31, 2025 3.25 to 1.00 June 30, 2025 3.25 to 1.00 September 30, 2025 2.75 to 1.00 December 31, 2025 2.75 to 1.00 March 31, 2026 2.75 to 1.00 June 30, 2026 2.75 to 1.00 September 30, 2026 2.25 to 1.00 December 31, 2026 2.25 to 1.00 (2) Section 7.03 of the Financing Agreement is hereby amended by inserting a new clause (d), to read as follows: “(d) Minimum Marketing Spend. Permit the TTM Marketing Spend of the Parent and its Subsidiaries for the twelve (12) consecutive month period ending at the end of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2022, to be less than $80,000,000.” (e) Notices. Section 12.01(a) of the Financing Agreement is hereby amended by replacing the notice information for Spark Networks, Inc. set forth therein with the following: “Spark Networks, Inc. RiverPark Fourteen, 10808 South River Front Parkway, Suite 398 South Jordan, UT 84095 Attention: David Clark Email: david.clark@spark.net” 3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows: (a) Representations and Warranties; No Event of Default. (i) The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant to the Financing Agreement or any other Loan Document on or immediately prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations

- 5 - 132654221v6 or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms. (b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect. (c) Authorization, Etc. The execution and delivery by each Loan Party of this Amendment, and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirements of Law or (C) any Material Contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except (solely for the purposes of this subclause (iv)) to the extent that such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect. (d) Enforceability of Loan Documents. This Amendment is a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, and for the avoidance of doubt in the case of the English Loan Parties and the English Security Documents, subject to the Legal Reservations. (e) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment other than authorizations or approvals that have been obtained or made and are in full force and effect as of the Amendment Effective Date. 4. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, or waiver of the following conditions precedent

- 6 - 132654221v6 (the first date upon which all such conditions shall have been satisfied or waived being hereinafter referred to as the "Amendment Effective Date"): (a) Payment of Fees, Etc. The Borrowers shall have paid on or before the Amendment Effective Date an amendment fee to the Administrative Agent, for the ratable benefit of the Lenders, in an amount equal to $250,000, which fee shall be deemed earned in full on the Amendment Effective Date and shall be non-refundable. (b) Representations and Warranties. The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date). (c) No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms. (d) Delivery of Documents. The Administrative Agent shall have received on or before the Amendment Effective Date, this Amendment, duly executed by the Loan Parties, each Agent and the Required Lenders. (e) Liens; Priority. The Agents shall be satisfied that the Collateral Agent has been granted, and holds, for the benefit of the Agents and the Lenders, a perfected, first priority Lien on and security interest in all of the Collateral, subject only to Permitted Liens, to the extent such Liens and security interests are required pursuant to the Loan Documents to be granted or perfected on or before the Amendment Effective Date. (f) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with any Loan Document or the transactions contemplated thereby or the conduct of the Loan Parties' business shall have been obtained or made and shall be in full force and effect. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the Loan Documents or the transactions contemplated thereby, or (ii) could reasonably be expected to have a Material Adverse Effect. 5. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the

- 7 - 132654221v6 Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document. 6. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby. 7. No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment. 8. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing), and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. 9. Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Amendment.

- 8 - 132654221v6 10. Miscellaneous. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment. (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in the State of New York. (d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an immediate Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment. (e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. (f) To the extent invoiced to the Borrowers on or prior to the date of this Amendment, within ten (10) Business Days of the Amendment Effective Date, the Borrowers shall pay, or cause to be paid, all other fees (other than the amendment fee in connection with this Amendment, which shall be paid on or prior to the Amendment Effective Date), costs, expenses and taxes payable, if any, pursuant to Section 2.06 or 12.04 of the Financing Agreement. [Remainder of page intentionally left blank.]

[Signature Page to First Amendment] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof. BORROWERS: SPARK NETWORKS SE By: Name: Eric Eichmann Title: Managing Director SPARK NETWORKS, INC. By: Name: Eric Eichmann Title: Chief Executive Officer and President ZOOSK, INC. By: Name: Eric Eichmann Title: President GUARANTORS: SPARK NETWORKS SERVICES GMBH By: Name: David Clark Title: Managing Director SPARK NETWORKS USA, LLC By: Name: Eric Eichmann Title: Chief Executive Officer and President SMOOCH LABS INC. By: Name: Eric Eichmann Title: Chief Executive Officer and President

[Signature Page to First Amendment] MINGLEMATCH, INC. By: Name: Eric Eichmann Title: Chief Executive Officer and President SPARK NETWORKS LIMITED By: Name: Yoon Um Title: Director LOV USA, LLC By: Name: Eric Eichmann Title: Chief Executive Officer and President

[Signature Page to Amendment No. 1] ADMINISTRATIVE AGENT AND COLLATERAL AGENT: MGG INVESTMENT GROUP LP By: MGG GP, LLC, its general partner By: Name: Kevin Griffin Title: Chief Executive Officer

[Signature Page to Amendment No. 1] REQUIRED LENDERS: MGG SPECIALTY FINANCE FUND II LP MGG SF EVERGREEN FUND LP MGG SF EVERGREEN UNLEVERED FUND LP MGG INSURANCE FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, LP MGG SF EVERGREEN MASTER FUND (CAYMAN) LP MGG SF EVERGREEN UNLEVERED MASTER FUND II (CAYMAN) LP MGG CANADA FUND LP MGG (BVI) LIMITED MGG SF DRAWDOWN UNLEVERED FUND II (LUXEMBOURG) SCSp MGG SF DRAWDOWN UNLEVERED FUND III (LUXEMBOURG) SCSp MGG US DIRECT LENDING FUND 2019 LP MGG SF EVERGREEN FUND 2020 LP MGG SF DRAWDOWN UNLEVERED FUND III LP MGG SF DRAWDOWN UNLEVERED MASTER FUND III (CAYMAN) LP By: MGG Investment Group LP, on behalf of each of the above, as Authorized Signatory By: Name: Kevin Griffin Title: Chief Executive Officer